SOFTLOCK.COM, INC.
                              fka Fieldcrest Corp.
                         (A Development Stage Company)


                            UNAUDITED PRO FORMA FINANCIAL DATA

      On July 28, 1998, Fieldcrest Corp. ("Fieldcrest", "the Company") and SoftLock Services, Inc. ("SoftLock") consummated a Plan and Agreement of Reorganization ("the Agreement") whereby the Company acquired all of the issued and outstanding shares of common stock of SoftLock in exchange for 354,861,000 (7,097,220 post-split) shares of the Company's "restricted" common stock. As a result of the transaction, the shareholders of SoftLock became the owners of 90% of the company's common stock, and SoftLock became a wholly owned subsidiary of the Company.


      Shortly after the consummation of the transaction, the Company declared a 1 for 50 reverse stock split, and reduced the authorized shares from 520,000,000 to 27,000,000, of which 25,000,000 represent authorized common shares, $0.01 par value, and 2,000,000 represent authorized preferred shares, $0.01 par value. The name of the Company was changed to SoftLock.com, Inc.
The transaction has been accounted for as a reverse acquisition, with SoftLock Services as the accounting acquiror. The Company has adopted the a fiscal year end of December 31, which is the reporting year of the accounting acquiror. Except as otherwise indicated, all share and per share amounts in these pro forma combined financial statements have been adjusted to reflect the reverse stock split.

The following unaudited pro forma financial statements are based on the historical presentation of the financial statements of SoftLock Services, Inc. ("SoftLock") and SoftLock.com, Inc., formerly Fieldcrest Corp. ("Fieldcrest"). The unaudited pro forma statements of operations for the interim period ended June 30, 1998 and for the year ended March 31, 1998 give effect to the Agreement as if it had occurred on January 1, 1998 and January 1, 1997, respectively. The unaudited pro forma balance sheet as of June 30, 1998 gives effect to the Agreement as if it had occurred on June 30, 1998. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements, including notes thereto, of SoftLock Services, Inc. and Fieldcrest Corp. previously filed or included herein.

The unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. These combined pro forma statements do not reflect any potential savings which may result from the combined operations of SoftLock and Fieldcrest.

                              SOFTLOCK.COM, INC.
                             fka Fieldcrest Corp.
                        (A Development Stage Company)


                     UNAUDITED PRO FORMA BALANCE SHEET (1)

                               June 30, 1998



ASSETS

                                   (2)          (2)         (3)
                                 Fieldcrest    SoftLock              Pro Forma
                                  June 30,     June 30,               June 30,
                                   1998         1998     Adjustments    1998

CURRENT ASSETS:
 Cash                            $  3,338      $ 450,171 $        - $   453,509
 Accounts receivable and other          -         32,183          -      32,183
 Other current assets                   -         19,987          -      19,987
                                    -----        -------                -------
   Total current assets             3,338        502,341          -     505,679

PROPERTY AND EQUIPMENT:
 Office furniture and equipment         -         35,941          -      35,941
 Less- Accumulated depreciation         -         23,246          -      23,246
                                   ------        -------                -------
                                        -         12,695          -      12,695
                                   ------        -------                -------
                                 $  3,338      $ 515,036 $        - $   518,374
                                   ======        =======                =======

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts and short-term
  notes payable                  $ 10,231      $ 158,950 $        - $   169,181
 Accrued compensation and
  related liabilities                   -         73,006          -      73,006
                                  -------        -------                -------
   Total current liabilities       10,231        231,956          -     242,187

SHAREHOLDERS' EQUITY:
 Common stock, $.01 par value,
  25,000,000 authorized
  Issued and outstanding -
   788,580 shares                   7,886              -     (7,886)          -
 Common stock, $.01 par value,
  6,000,000 authorized
  Issued and outstanding -
   1,436,164 shares                     -         15,790    (15,790)          -
 Common stock, $.01 par value,
  25,000,000 authorized
  Issued and outstanding -
   7,885,800 shares                     -              -     78,858      78,858
 Additional paid-in capital        29,028      2,182,535    (55,182)  2,156,381
 Deficit accumulated during the
  development stage               (43,807)    (1,646,365)         -  (1,690,172)
 Less- Note receivable -
   exercise of options                  -       (268,880)         -    (268,880)
                                  -------      ---------              ----------
                                   (6,893)       283,080          -     276,187
                                  -------      ---------              ---------
                                $   3,338   $    515,036 $        - $   518,374
                                  =======      =========              =========

                               SOFTLOCK.COM, INC.
                              fka Fieldcrest Corp.
                         (A Development Stage Company)


               UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS (1)

                FOR THE INTERIM PERIOD ENDED JUNE 30, 1998


                                 [C]           [C]       [C]        [C]
                                    (2)          (2)     (4)
                                 Fieldcrest    SoftLock             Pro Forma
                                 Three months  Six months
                                 June 30,      June 30,             June 30,
                                 1998          1998      Adjustments  1998

REVENUES                         $      -      $  61,619 $        - $    61,619

COST OF REVENUES:                       -         12,318          -      12,318
                                   ------         ------                 ------
   Gross profit                         -         49,301          -      49,301

OPERATING EXPENSES:                 9,479        332,062          -     341,541
                                    -----        -------                -------
   Loss from operations            (9,479)      (282,761)         -    (292,240)

OTHER INCOME:                                     19,526          -      19,526
                                   ------        -------                -------
   Loss before income taxes        (9,479)      (263,235)         -    (272,714)

INCOME TAX EXPENSE                      -            513          -         513
                                   ------        -------                -------
NET LOSS                         $ (9,479)     $(263,748) $       -   $(273,227)
                                   ======        =======                =======

NET LOSS PER SHARE               $ (0.01)          n/a            - $     (0.03)
                                   =====         =======                =======
Weighted average shares
  outstanding                     788,580                             7,885,800
                                  =======                             =========

The accompanying notes are an integral part of these pro forma financial statements

                               SOFTLOCK.COM, INC.
                              fka Fieldcrest Corp.
                         (A Development Stage Company)


                 UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS (1)

                      FOR THE YEAR ENDED MARCH 31, 1998

                                 (2)           (2)       (4)
                                 Fieldcrest    SoftLock             Pro Forma
                                 March 31,     December 31,         March 31,
                                 1998          1997       Adjustments   1998

REVENUES                         $      -      $  110,774 $      -  $ 110,774

COST OF REVENUES:                       -          20,346        -     20,346
                                    ------        -------             -------
   Gross profit                         -          90,428        -     90,428

OPERATING EXPENSES:                 3,851         924,862    60,000   988,713
                                    -----         -------             -------
   Loss from operations            (3,851)       (834,434)  (60,000) (898,285)

OTHER INCOME:                           -          19,950        -     19,950
                                   ------         -------             -------
   Loss before income taxes        (3,851)       (814,484)  (60,000) (878,335)

INCOME TAX EXPENSE                      -             794                 794
                                   ------        --------            --------
NET LOSS                         $ (3,851)      $(815,278) $(60,000)$(879,129)
                                   ======        ========             =======
NET LOSS PER SHARE               $  (0.01)           n/a            $   (0.11)
                                   ======                             ========
Weighted average shares
outstanding                       776,876                           7,768,759
                                 ========                           =========

                               SOFTLOCK.COM, INC.
                              fka Fieldcrest Corp.
                         (A Development Stage Company)


Notes to Unaudited Pro Forma Financial Statements

(1) The unaudited pro forma financial data do not give effect to any potential savings or other synergies that could result from the combination of SoftLock and Fieldcrest. The pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the Agreement been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances.

(2) These columns represent historical results of operations and financial position.

(3) The adjustments present the effect of merging the private operating company (SoftLock) into the non-operating public shell corporation with nominal net assets (Fieldcrest). The shareholders and management of SoftLock will have effective operating control of the combined company after the transaction. The transaction is considered to be a capital transaction in substance, rather than a business combination and therefore purchase accounting has been applied, except that no goodwill or other intangible has been recorded. Fieldcrest issued a total of 354,861,000 (7,097,220 post-split) shares of Fieldcrest common stock to effect the combination.

(4) The transaction has been accounted for as a recapitalization of the private company. No goodwill or other intangible has been recorded. Direct expenses related to the agreement and plan of reorganization have been charged to operations in the interim period ended June 30, 1998 and are shown as an adjustment in the fiscal year ended March 31, 1998. Management estimates any remaining costs to be incurred with respect to the transaction will be immaterial.
                                       26